Endurance Specialty Holdings Investor Presentation September 30, 2012 Exhibit 99.1

2

Forward looking statements & regulation G disclaimer

Safe Harbor for Forward Looking Statements

Some of the statements in this presentation may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words "should","expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," and similar statements of a future or forward looking nature identify forward looking statements in this presentation for purposes of the U.S. federal securities laws or otherwise. We intend these forward looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors' pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world's financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our most recently filed Annual Report on Form 10-K.

Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Regulation G Disclaimer

In presenting the Company's results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. For a complete description of non-GAAP measures and reconciliations, please review the Investor Financial Supplement on our web site at www.endurance.bm.

The combined ratio is the sum of the loss, acquisition expense and general and administrative expense ratios. Endurance presents the combined ratio as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. The combined ratio, excluding prior year net loss reserve development, enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance's results of underwriting activities in a manner similar to how management analyzes Endurance's underlying business performance. The combined ratio, excluding prior year net loss reserve development, should not be viewed as a substitute for the combined ratio.

Net premiums written is a non-GAAP internal performance measure used by Endurance in the management of its operations. Net premiums written represents net premiums written and deposit premiums, which are premiums on contracts that are deemed as either transferring only significant timing risk or transferring only significant underwriting risk and thus are required to be accounted for under GAAP as deposits. Endurance believes these amounts are significant to its business and underwriting process and excluding them distorts the analysis of its premium trends. In addition to presenting gross premiums written determined in accordance with GAAP, Endurance believes that net premiums written enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance's results of underwriting activities in a manner similar to how management analyzes Endurance's underlying business performance. Net premiums written should not be viewed as a substitute for gross premiums written determined in accordance with GAAP.

Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Endurance
YOUR RISK IS OUR FOCUS

3

Introduction to Endurance Specialty Holdings

(Re)insurance company focused on diversified portfolio of businesses within specialty niches

Diversified Portfolio of Businesses

- Evenly split between insurance and reinsurance businesses
- Maintain strong balance of specialty, property and casualty exposures
- Track record of opportunistically entering and exiting businesses to achieve strong returns

Strong Balance Sheet

- "A" ratings from AM Best, S&P and Moody's
- $3.3 billion of total capital
- Conservative, low-duration, AA rated investment portfolio
- Prudent reserves that have historically been a source of value

Capital Management History

- Returned $1.9 billion to investors through dividends and share repurchases
  - Represents 76.8% of inception to date net income available to common shareholders
- Maintain a diversified , efficient capital structure

We have built a strong franchise in our first ten years of operation

- **Inception to date operating ROE of 11.6%**
- **10 year book value per share plus dividends CAGR of 11.8%**

Endurance
YOUR RISK IS OUR FOCUS

Diversified Portfolio of Businesses
Portfolio diversified by product, distribution source and geography
Trailing Twelve Months Net Premiums Written as of September 30, 2012: $2.0 BN
Reinsurance – by Geographic Market Insurance - by Distribution Source
Casualty
Professional Liability
Property Per Risk
Small Business
Surety
International Property Catastrophe
US Property Catastrophe
Other Specialty (Aviation, Clash)
ARMtech Agriculture
US Property
US Casualty
US Miscellaneous E&O
Environmental
Healthcare
Excess Casualty
Professional Lines
International
8%
Global Excess
10%
U.S. Wholesale
10%
Bermuda
21%
Americas
25%
Casualty
Professional Lines
Property
Marine
Trade Credit/Surety
Small Risk
26%
Independent Agents
Brokers – Bermuda/U.S.
Wholesale

Balanced Portfolio of Diversified Risk Types
Adjusted product growth and capital deployment based on market conditions
Trailing Twelve Months Net Premiums Written as of September 30, 2012: $2.0 BN
Property (34%)
Casualty (34%)
Property reinsurance has started
to expand based on improved
pricing and growth in Europe
Catastrophe reinsurance
expanded at mid -year renewals
as pricing improved and capital
was transferred from all risk
insurance business line
Property insurance premiums
reduced due to transfer of
capital away from all risk
insurance business line
Agriculture insurance is not linked to
property-casualty pricing cycle
We have expanded policy count by
40.4% since 2007
Aerospace, marine, surety and other
reinsurance lines of business have declined
significantly from their peaks
Exited offshore energy following KRW
Reduced premiums as competition
has increased
Specialty (32%)
Casualty reinsurance reduced significantly since its peak in 2004
Casualty insurance lines of business have increased modestly since 2005 as growth in middle market U.S. based business has been partially offset by declines in Bermuda based large account business

$1,500
$1,250
$1,000
$750
$500
$250
$0
[$ Millions]
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012 TTM*
Property
Casualty
Catastrophe
Aerospace and Marine
Surety and Other Specialty

Opportunistic Reinsurance Portfolio Management
Reinsurance book has been actively managed through market cycles
Reinsurance Net Written Premiums Managing the Reinsurance Portfolio

Current market conditions are improving within the catastrophe and property lines of business where non-impacted areas are seeing modest price improvements while impacted areas are experiencing significant price increases.  Casualty pricing is showing signs of stabilization as the markets appear to be coming out of the bottom of the cycle.
Catastrophe - Premiums have grown in line with
our capital base and pricing has improved
following global cat losses in 2011
Property - Premiums have declined 29% since 2003
as prices softened, but have begun to grow in
more recent periods on improved pricing
Casualty - Casualty has declined 21% from its peak
in 2004 and recent growth is in shorter tail,
smaller case casualty lines
Aerospace and Marine  - Premiums have declined
76% from 2005 peak as we exited the offshore
energy market and managed exposures
Surety and Other Specialty  -
Continue to maintain
a core portfolio while remaining disciplined in a
soft market
* Trailing Twelve Months

$1,500
$1,250
$1,000
$750
$500
$250
$0
[$ Millions]
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012 TTM*
Property
Casualty
Healthcare Liability
Professional
Agriculture
Surety and Other Specialty

Endurance
YOUR RISK IS OUR FOCUS

Diversified Insurance Portfolio
Continue to expand insurance capabilities while maintaining discipline
Insurance Net Written Premiums Managing the Insurance Portfolio

Market conditions are improving as E&S casualty business is experiencing modest rate improvement, especially for  smaller contracts.  Larger account professional lines and excess casualty are experiencing a moderation of price reductions as the market approaches the bottom of the cycle.
Agriculture – Strong growth supported by industry
leading technology and customer service.
Professional – Recent growth driven by increase in
small case products in the U.S while reducing our
exposures to large case products
Casualty – Growth has focused on small case market
where competition has been lower
Property –
Reducing our exposures within E&S
property lines due to reallocating capital to
businesses with higher margin potential
Healthcare Liability –
Shrinking  historically profitable
line that has attracted aggressive competition
Surety and Other Specialty –
Historically consisted
of California’s Workers’ Compensation that we
exited in 2009
* Trailing Twelve Months

Five Year Catastrophe Losses versus Shareholder Equity
From December 31, 2006 – December 31, 2011

65%
60%
55%
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
4Q 2011 (Thailand Flood and 2011 Cat Development)
3Q 2011 (Hurricane Irene, Danish Flood, U.S. Midwest Storms)
2Q 2011 (U.S. Spring Storms)
1Q 2011 (N Z and Japan Earthquake)
4Q 2010 (Australian Floods)
3Q 2010 (N Z Earthquake)
1Q 2010 (Chile / Xynthia)
4Q 2008 (Ike/Gustav Dev.)
3Q 2008 (Ike / Gustav)
Flagstone
Amlin
Platinum
Hiscox
Montpelier
Partner Re
Validus
Beazley
Catlin
Hannover Re
Everest
Lancashire
Renaissance Re
Axis
Munich Re
Aspen
Endurance
Transatlantic
AWAC
Arch
Swiss Re
Alterra
XL
ACE

Endurance
YOUR RISK IS OUR FOCUS

Note: Catastrophe loss values were obtained through publicly released information and company transcripts for each quarter and include current quarter losses as well as announced loss reserve development associated with prior quarter catastrophe losses.  Catastrophe losses are compared with starting Total Shareholder Equity for each loss quarter.
Endurance is World Class at Risk Management
Endurance has performed well versus peers in recent large catastrophe events

Growth in Diluted Book Value Per Common Share ($)
From December 31, 2001 – September 30, 2012

10 Year CAGR: 11.8%, 5 Year CAGR: 11.8%
$60
$50
$40
$30
$20
$10
$0
19.37
21.73
24.03
0.32
27.91
1.13
23.17
2.13
28.87
3.13
35.05
4.13
33.06
5.13
44.61
6.13
52.74
7.13
50.56
8.33
54.95
9.26
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
3Q12
Book Value Per Share
Cumulative Dividends

Endurance
YOUR RISK IS OUR FOCUS

Endurance’s Financial Results
Diluted book value per common share has grown tremendously in absolute terms…
Note: Diluted Book Value Per Share calculated on weighted number of average diluted shares outstanding.
2005 – Hurricanes Katrina, Rita
and Wilma
2008 – Credit crisis and related
impact of marking assets to
market
2011 – High frequency of
global catastrophes
(Earthquakes impacting New
Zealand and Japan, Hurricane
Irene, Texas wildfires, Thailand
and Australian Floods, Danish
Cloudburst, and a record level
of tornadoes in the United
States)
Significant Impacts to Book Value

180%
154%
116%
112%
108%
106%
105%
101%
99%
98%
95%
94%
85%
81%
65%
50%
3%
-28%
AWAC
Arch
Renaissance Re
Endurance
ACE
Aspen
Validus
Axis
Platinum
Partner Re
W.R. Berkley
RLI
Montpelier
Everest
Markel
Alterra
Flagstone
XL

Endurance
YOUR RISK IS OUR FOCUS

Endurance’s Financial Results
Book value per common share growth compares favorably to peers

Diluted Book Value Per Share Plus Dividend Growth
From December 31, 2006 – September 30, 2012
Note: Fully Diluted Book value per share and dividend data provided by company press releases and filings.  For those companies that do not disclose fully diluted book value per share, the dilution was calculated using average diluted shares outstanding.

Endurance has a Diversified and Growing Capital Base

$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
[$ Millions]
2003 2004 2005 2006 2007 2008 2009 2010 2011 3Q12
Common Equity: 1,645 1,863 1,673 2,098 2,312 2,007 2,587 2,648 2,181 2,381
Preferred Equity: 200 (2005) 200 (2006) 200 (2007) 200 (2008) 200 (2009) 200 (2010) 430 (2011) 430 (3Q12)
Debt: 103 (2003) 391 (2004) 447 (2005) 447 (2006) 449 (2007) 447 (2008) 448 (2009) 528 (2010) 528 (2011) 527 (3Q12)
Common Equity
Preferred Equity
Debt

$1.9 Billion of Capital Cumulatively Returned to Shareholders

Returned 76.8% of inception to date net income to common shareholders
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
[$ Millions]
2003 2004 2005 2006 2007 2008 2009 2010 2011 3Q12
Cumulative Share Repurchases: 112 (2004) 164 (2005) 174 (2006) 486 (2007) 637 (2008) 755 (2009) 1,094 (2010) 1,411 (2011) 1,411 (3Q12)
Cumulative Dividends: 133 (2005) 199 (2006) 263 (2007) 323 (2008) 378 (2009) 428 (2010) 477 (2011) 518 (3Q12)
Cumulative Share Repurchases
Cumulative Dividends

Endurance
YOUR RISK IS OUR FOCUS

Growing Capital Base while returning Capital to Investors
Diluted shares outstanding have been reduced by approximately 39% in the last five years

Endurance has proven its ability to generate capital which has allowed for the return to its shareholders of
$1.9 billion through share repurchases and dividends while also supporting organic growth.  Current capital levels exceed rating agency minimum levels allowing for the possibility of opportunistic growth in the event that markets harden.

Strong Balance Sheet
Endurance maintains a high quality, short duration investment portfolio
$6.5 B Investment Portfolio at September 30, 2012
Investment Portfolio Highlights
Fixed maturity portfolio duration remains short at 2.52
years
Investment quality (AA average) has remained high as
the portfolio is conservatively managed in challenging
economy
•
53.0% of investments are cash/short term or US backed
•
No direct exposure to sovereign debt or bank debt of
European peripheral countries
Expanded into equities in 2011 to diversify portfolio
and reduce interest rate risk
Other investments of $478.9 million consist of
alternative funds (70.2%) and specialty funds (29.8%)
•
Alternative funds include hedge funds and private equity
funds
•
Specialty funds include high yield loan and convertible debt funds
•
Other investments returns have significantly outperformed
S&P 500 with half the volatility since programs incepted

Cash and
Short Term
14.3%
U.S. Government /
and U.S. Government
Backed – 38.7%
Municipals and Foreign
Government
2.6%
Other Investments
and Equities
8.6%
Asset Backed and
Non Agency Mortgage
Backed – 17.4%
Corporate
Securities
18.4%

Conclusion
Endurance is a compelling investment opportunity
Strategically manage our businesses
•
Selectively reduced reinsurance premiums, especially in competitive longer tail lines
•
Shifted capital from all risk insurance business line to property catastrophe reinsurance business line
•
Efficient capital management
- Reduced diluted shares outstanding by approximately 39% in the last five years
Maintain excellent balance sheet strength and liquidity
•
High quality, short duration investment portfolio; fixed maturity investments have an average credit quality of AA
•
Prudent reserving philosophy and strong reserve position; strong history of favorable development
•
Capital levels well in excess of rating agency minimums provide flexibility to grow in potentially hardening markets
The outlook for Endurance’s book of business remains attractive
•
Experiencing improved pricing across most of our lines of business
•
Catastrophe lines have remained disciplined and profitable and market conditions are improving
•
Small account casualty insurance lines are experiencing rate hardening

Appendix

Overview of ARMtech

Overview of ARMtech
Acquisition of ARMtech has been a great success for Endurance
ARMtech was founded by software developers and has maintained a strong focus on providing industry leading service through leveraging technology
•
Writes crop insurance through independent agents across 44 states
•
Based in Lubbock, Texas with historic concentration in Texas and southern states
•
Recent growth has further balanced the portfolio geographically and by crop
ARMtech built a leading specialty crop insurance business from scratch over the last 11 years
•
Approximate 7% market share and is 5 largest of 15 industry participants
•
Has grown to approximately 159,000 policies in force
•
2012 crop year* gross written premiums estimated to be $879 million
Endurance purchased ARMtech in December 2007 at a purchase price of approximately $125 million
•
Since the acquisition, ARMtech has generated in excess of $120 million in operating profit
•
ARMtech has grown MPCI policy count by 29.8% since 2007
Agriculture insurance provides strong return potential, diversification in Endurance’s portfolio of (re)insurance risks and is an efficient user of capital

* 2012 crop year is defined as July 1, 2011 through June 30, 2012 which is the period covered by crop insurance and reinsurance
th

$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
[$ Millions]
160
140
120
100
80
60
40
20
0
[Policy Count in '000's]
2004
2005
2006
2007
2008
2009
2010
2011
2012 Est.
106
103
98
108
134
134
140
244
187
378
220
363
157
372
276
526
332
489
Crop Hail Premium
Retained MPCI Premium
Ceded MPCI Premium
Policy Count [000's]

Endurance
YOUR RISK IS OUR FOCUS

ARMtech is a Leader in the Crop Insurance Space
ARMtech’s focus on technology and service has allowed it to steadily grow its business
Written Premiums and Policy Counts by Crop Year Using technology and service to expand premiums

ARMtech has demonstrated its ability to grow market share and premiums over time through its leading edge technology and superior delivery of service and compliance.
ARMtech has built a market leading specialty
crop insurance business through its focus on
offering excellent service supported by industry
leading technology.
Policy count has grown 39.2% over the past five
years in a line of business not subject to the
property/casualty pricing cycle.
ARMtech is a leader in using technology to
deliver high quality service and to satisfy the
very intense compliance and documentation
standards imposed on the industry by the U.S.
Federal Government.
ARMtech has generated strong underwriting
profits since inception.

$600
$500
$400
$300
$200
$100
$0
[$ Millions]
62.5
126.2
52.0
100.5
202.3
68.8
104.6
189.9
58.8
77.2
200.6
82.2
129.9
257.1
131.8
150.0
228.8
105.1
2007
2008
2009
2010
2011
2012 Est.
Group One States
Group Two States (Excl. Texas)
Texas
Group Three States

Endurance
YOUR RISK IS OUR FOCUS

ARMtech is Gaining  Market Share in Broader Geographic Areas
2012 was a very strong marketing year for ARMtech
MPCI Net Written Premiums  by Crop Year and State Grouping* Estimated 2012 Net Written Crop Year Premiums

ARMtech continues to focus on diversifying its business geographically while managing its exposure to
Texas through active use of available reinsurance protections.
Estimated 2012 crop year MPCI net written
premiums of $489.2 million are 7.0% lower than
crop year 2011
•
Growth from geographically diverse states as
technology focused service offering is attracting
new customers and agents,
•
Partially offset by 11.0% decline in Texas due to
higher cessions, and
•
Partially offset by lower commodity prices on corn,
cotton and soybeans.
The portfolio of crop risk is more balanced in
2012 through greater crop and geographic
diversification and through greater cessions in
Texas (cotton concentration)
*  Group One States – IL, IN, IA, MN, NE
Group Two States – States other  than Group One and Group Three states
Group Three States – CT, DE, MA, MD, NV, NH, NJ, NY, PA, UT, WY

[Base and Net of FCIC Loss Ratio History]
240%
220%
200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
2004
2005
2006
2007
2008
2009
2010
2011
Gross L/R Group 1 States
Gross L/R Group 2 States
Gross L/R Group 3 States
Gross L/R Texas
Avg. Net L/R
Net L/R All States

YOUR RISK IS OUR FOCUS

Agriculture Insurance is Not Correlated with the P&C Business Cycle
FCIC reinsurance lowers volatility
Historic Loss Ratio Results – Pre and Post Federal Retrocessions
Stable Results in Volatile Times

While individual states can produce highly varied gross loss ratios on a year to year basis, the U.S.
Federal reinsurance program has historically mitigated that volatility and leaves ARMtech with a business which is not correlated to the traditional P&C pricing cycle and has high risk adjusted return potential.
While individual states can produce large loss
ratios, the U.S. Federal reinsurance program has
historically reduced loss ratio volatility.
ARMtech’s business has historically produced
stable profits over time after reflecting the
reinsurance terms set out in the current standard
crop reinsurance agreement
• Historic average loss ratio post U.S. Federal cessions
has been 78.7% [adjusted for the 2011 Federal
reinsurance terms]
• The best year was 2007 with a 69.8% net loss ratio
and the worst 2011 with a 90.5% net loss ratio
• ARMtech’s current expense run rate after the A&O
subsidy is approximately 7%
ARMtech has built a differentiated business with
high risk adjusted return potential

Overview of ARMtech
ARMtech’s recognition of premiums and earnings are influenced by growing seasons
Seasonality of MPCI Business
Recognition of
annual written
premiums
60% - 65%
Spring crops
10% - 15%
Spring crop
adjustments due to
actual cessions
20% - 25%
Spring crop report
adjustments
Winter crops
5% - 10%
Winter crop
adjustments
Recognition of
annual earned
premiums
10%-15%
Largely driven by
winter crops
25% - 30%
Driven by spring
crops and winter
crops
30% - 35%
Largely driven by
spring crops
25% - 30%
Largely driven by
spring crops
Commodity
price setting
Setting of prices for
spring crops (forward
commodity price for
fourth quarter)
Price setting of winter
crops (forward
commodity price for
second quarter)
Harvest
Harvest of winter
crops
Harvest of spring
crops
First Quarter
Second Quarter
Third Quarter
Fourth Quarter

Counties
2012 RY Premium
$1 - $250K
$250K - $500K
$500K - $1M
$1M - $2.5M
$2.5M - $5M
$5M+

Endurance
YOUR RISK IS OUR FOCUS

Geographic Diversification of Crop Insurance Business
ARMtech maintains a diversified portfolio of risk both geographically and by crop

1.4%
2.2%
3.9%
3.6%
3.1%
1.8%
2.0%
4.2%
10.3%
1.3%
2.2%
7.6%
3.3%
2.8%
6.6%
4.6%
1.2%
1.8%
1.6%
3.3%
1.8%
21.5%
1.3%
0.9%
1.2%
0.7%
0.9%
0.6%
0.4%
0.4%
2012 Crop Year Estimated Net Written Premiums

Diversification of Crops Within ARMtech’s Portfolio
Underwritten risks diversified by geography and commodity type
ARMtech’s Estimated 2012 Crop Year MPCI Net Written Premiums
Iowa – 7.1%
Nebraska – 4.6%
Minnesota – 3.4%
Texas – 2.7%
Indiana – 2.6%
South Dakota – 1.6%
Illinois – 1.5%
Colorado – 1.5%
Missouri – 1.5%
North Dakota – 1.3%
Kentucky – 1.0%
Tennessee – 0.7%
Mississippi – 0.6%
All other states – 3.7%
Corn
(33.8%)
Texas – 11.5%
Georgia – 1.4%
Mississippi – 0.7%
Alabama – 0.7%
South Carolina – 0.5%
All other states – 1.3%
Cotton
(16.1%)
Iowa – 3.1%
Minnesota – 2.4%
Nebraska – 1.7%
Mississippi – 1.5%
Indiana –1.5%
Missouri – 1.1%
Arkansas – 1.0%
North Dakota – 1.0%
Kentucky – 0.8%
All other states – 4.5%
Soybeans
(18.6%)
Other Crops
(18.5%)
Wheat
(13.0%)
Texas – 2.4%
Colorado – 1.8%
North Dakota – 1.1%
Idaho – 1.1%
Minnesota – 0.9%
Montana – 0.9%
South Dakota – 0.8%
Oklahoma – 0.7%
All other states – 3.2%
Citrus, Nursery & Orange
Trees  - 3.4%
Grain Sorghum – 3.0%
Peanuts – 1.6%
Barley – 1.2%
Potatoes – 1.1%
Pasture, Rangeland, Forage –
0.9%
Apples – 0.8%
Rice – 0.7%
All other crops – 5.8%

Agriculture Insurance Contains Three Layers of Risk Mitigation
Farmers retention, ceding premiums to the U.S. Federal Government and limitations on losses and gains
2012 Crop Year
Gross Liability
Assigned Risk Fund
“Higher Risk Policies”
70.2% of risk retained by
ARMtech
29.8%  of first dollar risk retained
by farmers
Commercial Fund
“Lower Risk Policies”
41.2% of MPCI Premiums Ceded to U.S. Federal Government
Loss Sharing
(% of loss retained by Loss Ratio Loss Ratio Group 1 States Group 2 & 3 States
ARMtech within each 100 - 160 7.5% 100 - 160 65.0% 42.5%
applicable band when 160 - 220 6.0% 160 - 220 45.0% 20.0%
the loss raio is above 100%.) 220 - 500 3.0% 220 - 500 10.0% 5.0%
Gain Sharing
(% of gain retained by Loss Ratio Loss Ratio Group 1 States Group 2 & 3 States
ARMtech within each 65 - 100 22.5% 65 - 100 75.0% 97.5%
applicable band when 50 - 65 13.5% 50 - 65 40.0% 40.0%
the loss raio is below 100%.) 0 - 50 3.0% 0 - 50 5.0% 5.0%
14.8% of 2012
Crop Year NWP
85.2% of 2012
Crop Year NWP

Overview of MPCI Program
Multi Peril Crop Insurance provides an essential product to American farmers
Multi Peril Crop Insurance (MPCI) is an
insurance product regulated by the
USDA that provides farmers with yield
or revenue protection
•
Offered by 16 licensed companies
•
Pricing is set by the government - no
pricing cycle exists
•
Commissions  payable to independent
agents are capped
Premiums are directly linked to
commodity prices for the underlying
crops
•
As commodity prices increase or decline –
margins stay flat but volume of profits
will increase or decrease
•
For crop year 2012, commodity base
prices mainly declined after posting
strong increases in 2011
- Cotton declined 24.4%
- Corn declined 5.5%
- Wheat (fall) grew by 20.7%
- Soybeans declined 7.0%

In recent years the MPCI program has
undergone several changes:
• Expense reimbursement has been reduced
• Reinsurance under the standard reinsurance
agreement has been simplified into two
categories
• Allowable agent commissions have been
capped
• Underserved states such as Texas have been
granted rate increases
In 2011 rates for corn and soybeans were
reduced approximately 7%
•
Based on actuarial studies to recognize the
favorable impact of technology
improvements
•
Reductions varied by state with largest
reductions being in the mid west
•
All other crops are being reviewed in 2012

Other Miscellaneous Information

The net loss estimates by zone above represent estimated losses related to our property, catastrophe and aerospace and marine lines of business, based upon our catastrophe models and assumptions regarding the location, size, magnitude, and frequency of the catastrophe events utilized to determine the above estimates.  The net loss estimates are presented on an occurrence basis, before income tax and net of reinsurance recoveries and reinstatement premiums, if applicable.  Return period refers to the frequency with which the related size of a catastrophic event is expected to occur.
Actual realized catastrophic losses could differ materially from our net loss estimates and our net loss estimates should not be considered as representative of the actual losses that we may incur in connection with any particular catastrophic event. The net loss estimates above rely significantly on computer models created to simulate the effect of catastrophes on insured properties based upon data emanating from past catastrophic events.  Since comprehensive data collection regarding insured losses from catastrophe events is a relatively recent development in the insurance industry, the data upon which catastrophe models is based is limited, which has the potential to introduce inaccuracies into estimates of losses from catastrophic events, in particular those that occur infrequently.  In addition, catastrophe models are significantly influenced by management's assumptions regarding event characteristics, construction of insured property and the cost and duration of rebuilding after the catastrophe.  Lastly, changes in Endurance's underwriting portfolio risk control mechanisms and other factors, either before or after the date of the above net loss estimates, may also cause actual results to vary considerably from the net loss estimates above.  For a listing of risks related to
Endurance and its future performance, please see "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2011.
* United States Windstorm estimated net losses as of July 1, 2012 are based on RMS version 11.0 and include reinstatement premiums, if applicable.

Probable Maximum Loss by Zone and Peril
Largest 1 in 100 year PML as of July 1, 2012 is equal to 16.6% of Shareholders’ Equity as of September 30, 2012
Values in $ Millions
Estimated Occurrence Net Loss as of July 1, 2012 July 1, 2011 July 1, 2010
1-in-10 1-in-25 1-in-50 1-in-100 1-in-250 1-in-100 1-in-100
Year Year Year Year Year Year Year
Zone Peril Return Return Return Return Return Return Return
United States Hurricane $238 $340 $407 $468 $571 $564 $510
Europe Windstorm 104 187 260 344 456 445 399
California Earthquake 51 228 350 412 547 442 435
Japan Windstorm 20 104 173 247 290 268 349
Northwest U.S. Earthquake 1 9 57 184 356 241 236
Japan Earthquake 11 66 99 138 201 185 133
United States Tornado/Hail 40 59 76 96 123 98 72
Australia Earthquake - 5 27 83 175 95 52
New Zealand Earthquake - 1 6 22 53 34 37
Australia Windstorm 1 6 18 37 75 39 27
New Madrid Earthquake - - 1 11 100 14 12

Third Quarter 2012 Highlights
Strong results offset drought impact on agriculture insurance business
Book value per common share, adjusted for dividends, increased 3.3% during third quarter 2012
•
Net income available to common shareholders of $31.9 million
- Includes catastrophe losses of $13.2 million related to Hurricane Isaac and other small loss events
- Net investment income was $45.9million, improved results on alternatives was partially offset by lower book yield on fixed income investments
- Agriculture insurance losses were $62.8 million in the quarter
Net written premiums of $514.1 million declined 6.8% over third quarter 2011
•
Insurance net written premiums of $221.3 million declined 27.0% from third quarter 2011
- Decline in agriculture premiums driven by lower premium adjustments, decreases in commodity prices for spring crops and greater cessions of premiums
- Reductions in property insurance premiums as we reduced our all risk insurance business line exposures to reallocate capital to lines with greater profit potential
•
Reinsurance net written premiums of $292.8 million increased 18.0% over third quarter 2011
- Growth in property was driven by higher renewal premiums and multiple new contracts generated by the U.S., Zurich and Singapore offices
- Casualty grew due to higher levels of both new business and premium adjustments

Financial Results for Third Quarter 2012
$MM (except per share data and %)
Sep 30,
2 0 1 2
Sep. 30,
2 0 1 1
$
Change
%
Change
Net premiums written
514.1 551.3 (37.2) -6.7%
Net premiums earned
551.9 561.5 (9.6) -1.7%
Net investment income
45.9 14.1 31.8 225.5%
Net underwriting income (loss)
1.5 (28.2) 29.7 105.3%
Net income  (loss)
40.1 (20.0) 60.1 300.5%
Operating  income   (loss)
34.3 (24.7) 59.0 238.9%
Fully diluted net income (loss) EPS
0.74 (0.71) 1.45 204.2%
Fully diluted operating income (loss)  EPS
0.60 (0.83) 1.43 172.3%
Financial highlights
Sep. 30,
2 0 1 2
Sep. 30,
2 0 1 1
Operating ROE
4.5% -5.9%
Net loss ratio
73.8% 81.3%
Acquisition expense ratio
16.1% 12.9%
General and administrative expense ratio
9.6% 10.4%
Combined ratio
99.5% 104.6%
Diluted book value per share
$54.95 $51.63
Investment leverage
2.68 2.80
Key operating ratios

Third Quarter 2012 Net Written Premiums
In $MM
Sep. 30,
2 0 1 2
Sep. 30,
2 0 1 1
$
Change
%
Change
Property
13.6 17.7 -4.1 -23.2%
Casualty
32.4 37.7 -5.3 -14.1%
Healthcare liability
32.2 32.0 0.2 0.6%
Surety and other specialty
2.1 0.0 2.1 NM
Agriculture
106.2 185.0 -78.8 -42.6%
Professional lines
34.8 30.8 4.0 13.0%
Total insurance
221.3 303.2 -81.9 -27.0%
Insurance Segment
In $MM
Sep. 30,
2 0 1 2
Sep. 30,
2 0 1 1
$
Change
%
Change
Casualty
77.8 56.3 21.5 38.2%
Property
157.7 129.2 28.5 22.1%
Catastrophe
36.5 43.9 -7.4 -16.9%
Aerospace and marine
9.9 6.0 3.9 65.0%
Surety and other specialty
10.9 12.7 -1.8 -14.2%
Total reinsurance
292.8 248.1 44.7 18.0%
Reinsurance Segment

Financial Overview: 10 Year Financial Performance
In $MM 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
2002
through  3Q
2012
Net premiums written
765 1,598 1,697 1,619 1,586 1,575 1,784 1,606 1,764 1,980 17,815
Net premiums earned
369 1,174 1,633 1,724 1,639 1,595 1,766 1,633 1,741 1,931 16,688
Net underwriting
income (loss)
51 179 232 -410 304 322 111 265 195 -252 1,060
Net investment income
43 71 122 180 257 281 130 284 200 147 1,853
Net income (loss)
before preferred
dividend
102 263 356 -220 498 521 100 555 365 -94 2,640
Net income (loss)
available to common
shareholders
102 263 356 -223 483 506 85 539 349 -118 2,512
Diluted EPS
$1.73 $4.00 $5.28 ($3.60) $6.73 $7.17 $1.33 $9.00 $6.38 ($2.95) $39.01
Financial highlights from 2002 through September 30, 2012
Key Operating Ratios 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Inception-to-
date
Combined ratio 86.2% 84.7% 85.8% 123.5% 81.5% 79.9% 93.5% 84.0% 88.7% 112.9% 93.6%
Operating ROE 7.8% 17.3% 19.9% (11.9%) 25.7% 23.8% 8.5% 22.0% 12.6% (6.3%) 11.6%
Book value per share $21.73 $24.03 $27.91 $23.17 $28.87 $35.05 $33.06 $44.61 $52.74 $50.56